UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2004

                    Securitized Asset Backed Receivables LLC
             (Exact name of registrant as specified in its charter)

Delaware                                 333-108395               37-1472598
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

200 Park Avenue, New York, New York                                     10166
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 412-4000

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            On October 20, 2003, a registration statement on Form S-3 (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association(the "PSA")) and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the PSA) furnished to the Company by Barclays Capital Inc. and Countrywide Securities Corporation (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Securitized Asset Backed Receivables Trust 2004-DO1, Mortgage Pass-Through Certificates, Series 2004-DO1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets, Structural Term Sheets and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets, Structural Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

               Item 601(a)
               of Regulation S-K
               Exhibit No.                Description
               -----------------          -----------

            (99.1) Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the
                                          Securitized Asset Backed Receivables
                                          LLC Trust 2004-DO1, Mortgage
                                          Pass-Through Certificates, Series
                                          2004-DO1.

            (99.2) Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the
                                          Securitized Asset Backed Receivables
                                          LLC Trust 2004-DO1, Mortgage
                                          Pass-Through Certificates, Series
                                          2004-DO1.

            (99.3) Structural Term Sheets, Collateral Term Sheets and Computational
                                          Materials prepared by Barclays Capital
                                          Inc. in connection with certain
                                          classes of the Securitized Asset
                                          Backed Receivables LLC Trust 2004-DO1,
                                          Mortgage Pass-Through Certificates,
                                          Series 2004-DO1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SECURITIZED ASSET BACKED RECEIVABLES LLC

June 24, 2004

                                        By:   /s/ John Carroll
                                            ------------------------------------
                                            Name:  John Carroll
                                            Title: Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Computational Materials prepared by             (E)
                        Barclays Capital Inc. in connection
                        with certain classes of the
                        Securitized Asset Backed Receivables
                        LLC Trust 2004-DO1, Mortgage
                        Pass-Through Certificates, Series
                        2004-DO1.

(99.2)                  Collateral Term Sheets prepared by              (E)
                        Barclays Capital Inc. in connection
                        with certain classes of the
                        Securitized Asset Backed Receivables
                        LLC Trust 2004-DO1, Mortgage
                        Pass-Through Certificates, Series
                        2004-DO1.

(99.3)                  Structural Term Sheets, Collateral
                        Term Sheets and Computational
                        Materials prepared by Barclays
                        Capital Inc. in connection with
                        certain classes of the Securitized
                        Asset Backed Receivables LLC Trust
                        2004-DO1, Mortgage Pass-Through
                        Certificates, Series 2004-DO1.